Exhibit 99.1

News Release

Thunder Power Holdings, Inc. Announces Completion of Share Exchange with Electric Power Technology Limited

Strategic closing delivers recurring clean energy revenue streams, diversifies the Company’s revenue profile, and strengthens long-term growth amid disciplined cost management

Wilmington, DE — April 13, 2026 — Thunder Power Holdings, Inc. (OTCQB: AIEV) (“Thunder Power” or the “Company”), a technology innovator and developer of premium passenger Electric Vehicles (EVs), today announced the successful completion of its share exchange transaction with certain shareholders of Electric Power Technology Limited (“Electric Power Technology” or “TW Company”), a Taiwan corporation listed on the Taipei Exchange under the code 4529. The closing follows the prior regulatory approval from the Ministry of Economic Affairs of Taiwan, which satisfied the core regulatory condition for the transaction.

Pursuant to the amended Share Exchange Agreement dated December 19, 2024, the Company has issued an aggregate of 31,872,768 shares of AIEV common stock to 6 eligible shareholders of Electric Power Technology, in exchange for a total of 26,783,838 ordinary shares of Electric Power Technology. The newly issued shares represent approximately 31.07% of the Company’s total issued and outstanding common stock, which stands at 102,597,432 shares as of the transaction closing date.

With the completion of this transaction, Thunder Power becomes the holding company of Electric Power Technology, a leading participant in Taiwan’s renewable energy sector with core operations in solar power generation and other clean energy projects. Thunder Power will start to do the consolidation of financial statements of the “TW Company” in the first quarter of 2026. On April 10, the TW company had successfully purchased one more solar energy company and its financial statements will consolidate into 2nd quarter of the “TW Company”. This strategic investment grants the Company direct access to recurring clean energy revenue streams in Taiwan’s high-growth renewables market, diversifies its revenue profile beyond EV development, and strengthens its capital base amid a focused cost-optimization period.

“Today marks a transformative and cost-efficient milestone for Thunder Power as we formally complete our strategic share exchange with Electric Power Technology,” said Christopher Nicoll, Chief Executive Officer of Thunder Power. “By finalizing this transaction with streamlined execution and disciplined cost management, we have successfully embedded ourselves in Taiwan’s high-growth solar and clean energy sector without unnecessary operational overhead. This ownership stake delivers immediate, recurring revenue diversification, aligns perfectly with our global EV and clean energy platform, and positions us to capitalize on Taiwan’s ambitious renewable energy goals through 2026 and beyond. We remain focused on lean operations, strategic partnerships, and sustainable growth as we advance our commercialization priorities.”

Electric Power Technology operates and develops renewable energy projects in Taiwan, including solar power generation assets, and is aligned with Taiwan’s policy goals to expand the contribution of renewable energy to the country’s power mix over the coming decade. While Taiwan did not meet its initial 2025 target to source 15% of electricity from renewables, the Ministry of Economic Affairs and the Taiwan Energy Administration have extended the timeline, with the goal now expected to be achieved by November 2026 at the earliest. Solar remains a centerpiece of this strategy, projected to reach 35% of total installed generation capacity by 2035. With a meaningful ownership stake in Electric Power Technology, Thunder Power expects to have strategic access to high-growth clean-energy markets, potential opportunities for vertical integration, and the ability to collaborate on project development, engineering, procurement, and construction activities.

Solar generation in Taiwan represented 5% of the electricity market in 2024. Taiwan initially set a goal for 15% of the island’s electricity to come from renewable energy sources by 2025, but the Ministry of Economic Affairs and the Taiwan Energy Administration have since pushed the expected achievement of this target to November 2026 at the earliest. The government continues to forecast substantial additional solar capacity growth through 2035.

Thunder Power will now prioritize the realization of operational and commercial synergies from this investment, while maintaining strict cost controls across its core EV development and clean energy operations. Thunder Power intends to provide additional updates as material business developments occur.

About Thunder Power Holdings, Inc.

Thunder Power is a technology innovator and a developer of innovative electric vehicles (“EVs”). The Company has developed several proprietary technologies, which are the building blocks of the Thunder Power family of EVs. The Company is focused on design and development of high-performance EVs, targeting markets initially in Asia & Europe. Thunder Power’s acquisition strategy is focused on addressing strategic gaps in the EV sector combined with a diversified approach across the clean energy value chain. For more information, please visit: https://aiev.ai/.

Contact:

AIEV Investor Relations

thunderpower.ir@aiev.ai

909-214-2482

Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements.” All statements other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminologies such as “believes,” “expects” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results or outcomes could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including but not limited to, (i) risks related to the completion and integration of mergers or acquisitions, including the Electric Power Technology Limited share exchange and solar asset acquisitions; (ii) the ability to obtain and maintain required additional regulatory, governmental, and shareholder approvals and to satisfy remaining closing conditions; (iii) successful transfer of acquired asset ownership and timely operational integration; (iv) loss of key management or project personnel; (v) unexpected delays or increased costs in expanding solar and clean energy projects or transitioning to recurring revenue models; (vi) challenges and uncertainties in securing new financing and access to capital markets, including requirements for a potential NASDAQ relisting; (vii) changes in government energy policy, incentive or subsidy programs, and regulatory environments, particularly in Taiwan and other key markets; (viii) risks from supply chain interruptions or volatility of costs for critical raw materials in the EV and solar sectors; (ix) increased competition, technological change, or shifts in consumer demand in the electric vehicle and renewable energy markets; (x) adverse economic or industry-specific developments; (xi) the outcome of ongoing legal proceedings involving the Company’s principal shareholder and its impact on governance or financial support; and (xii) other known or unknown risks as described in the Company’s SEC reports and filings. All forward-looking statements attributable to the Company or persons acting on its behalf, including those relating to expected returns, planned increases in capacity, anticipated acquisition closings, and other projections referenced in this press release, are expressly qualified in their entirety by these risk factors as well as those disclosed in the Company’s filings with the Securities and Exchange Commission. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements, except as required by applicable laws, regulations or rules.

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